UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):	September 20, 2016

Evans Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Grimsby Drive, Hamburg, New York		14075
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 20, 2016, the Board of Directors of Evans Bancorp, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws.  Section 204 of the Bylaws was updated and revised to provide that a Director who obtains the age of seventy (70) years old during his or her term as a Director may remain in office through the expiration of his or her term.  The new Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description of Exhibit

3.2	Evans Bancorp, Inc’s Amended and Restated Bylaws, effective as of September 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc.

September 22, 2016	By:	/s/ David J. Nasca

Name: David J. Nasca
Title: President and Chief Executive Officer